UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Rd., Columbus, OH			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Rd., Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2010

Item 1. Reports to Stockholders.

December 31, 2010

Annual Report

Diversified Stock Fund

Table of Contents

Shareholder Letter	2

Portfolio Commentary	3

Financial Statements

Schedule of Investments	4

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Report of Independent Registered Public Accounting Firm	14

Supplemental Information

Trustee and Officer Information	15

Proxy Voting and Form N-Q Information	17

Expense Examples	17

Additional Federal Income Tax Information	18

Advisory Contract Renewal	19

The Funds are distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Funds and receives a fee from the Funds for its services.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The Victory Variable Insurance Funds.

NOT FDIC INSURED
Shares of The Victory Variable
Insurance Funds are not insured by
the FDIC, are not deposits or other
obligations of, or guaranteed by,
any KeyCorp Bank, Victory Capital
Management Inc., or their affiliates,
and are subject to investment risks,
including possible loss of the
principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

Letter to Our Shareholders

Domestic GDP has risen for four consecutive quarters, global conditions are improving and credit markets have stabilized. Signs of a slowly improving economy, low interest rates and better than expected corporate earnings have strengthened investor confidence in the market. Investors continue to migrate out of money market funds, depositing net flows of $477 billion in fixed income funds this year. To a lesser extent, investors are cautiously investing in foreign equities, depositing $33 billion in these funds.

Through December, U.S. equity markets outpaced international markets, with the S&P 500 Index returning 15.06% versus the MSCI EAFE Index 6.61% return. Fixed Income has continued its strong performance, as measured by the Barclay's U.S. Aggregate Bond Index 6.56% return to date. Investors are encouraged by several factors in relation to the market rise. These include the Federal Reserve initiating a second round of quantitative easing, fading concerns of a "double-dip" recession, news that the Macondo well in the Gulf of Mexico was plugged, signs of progress in resolving the European sovereign debt crisis and diminished fears of a slowdown in China's growth rate heartened investors.

As the economic recovery continues to slowly occur, much of the improvement in equity returns can be credited to the improvement in the macro-economic backdrop. Valuations are attractive given the low inflation and interest rates. Credit spreads have returned to normal and corporate balance sheets remain strong. However, consumer confidence remains low, the unemployment rate remains high and housing continues to struggle. We remain attentive to destabilizing economic or political events which could mute further upward progress in the market. We are also watchful for signs of inflation given the massive federal budget deficit, the size of the Federal Reserve's balance sheet and the weak U.S. dollar.

We continue to believe that patient investors will be rewarded over the longer-term. As always, our portfolios are constructed based on the merits of an investment in any market cycle. We remain focused on valuation, financial strength and returns in pursuit of superior long-term performance. Victory maintains an overall positive longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality
Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence
Our approach is simple: communication is complete, honest, timely and straightforward – our goal is no surprises.

3.  Empowerment, Ownership and Accountability
Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Funds

Portfolio Commentary

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

2010 was a satisfying year for most large-cap investors with the S&P 500 Index total return of 15.1%. Positive returns were achieved primarily in the second half of the year as equity markets overcame a 16% correction in the early summer months. The 23% rally from the July lows were attributable to the Federal Reserve's $600B quantitative easing plan (QE2), the market-friendly mid-term elections, extension of the Bush-era tax cuts, and a positive shift in expectations for the sustainability of the economic recovery.

Markets were driven in 2010 by "macro factors" that drove correlations to their highest levels on record, making it difficult for active managers to beat the index. Sectors sensitive to economic growth performed well when risk was in favor, and poorly during the summer correction. 2010 was a year where market leadership resided with cyclical stocks, as the four top-performing S&P 500 Index sectors were Consumer Discretionary (+27.6%), Industrials (+26.9%), Materials (+22.9%), and Energy (+20.4%). Less economically-sensitive sectors Health Care (+3.0%) and Utilities (+5.9%) notably trailed the Index, while Technology (+10.1%) and Financials (+12.1%) slightly lagged.

The fund outperformed its index over the back half of 2010, but underperformed for the year as a whole, returning 12.34%. Broadly speaking, the portfolio suffered from poor security selection as sector allocation decisions positively impacted relative returns. The portfolio was, on average, overweight the two best performing sectors in 2010 (Consumer Discretionary and Industrials) and underweight the two worst performing sectors (Health Care and Utilities). On a positive note, sector allocation added roughly 100 bps of relative return for the year. Security selection was negative, most prominently in the Financial sector as three of our bottom ten performers in 2010 were financial holdings – Bank of America Corp., MasterCard Inc., and Charles Schwab Corp. Top performing holdings were Qualcomm, Halliburton, and Schlumberger.

Looking forward, prospects for the sustainability of the economic recovery look much brighter as we enter 2011. Both fiscal and monetary policies remain accommodative amidst the low inflation/high unemployment backdrop. Corporate earnings have rebounded considerably from trough levels, and are expected to grow 10% in 2011 to $93/share. After two consecutive years of growth and further clarity on business activity, corporate managements have gained confidence and are taking advantage of balance sheet flexibility to increase dividends, repurchase shares and merge/acquire companies to augment their competitive positioning. Additionally, the third year of a presidential cycle has historically been the strongest for equities, appreciating 19% on average, without a decline since 1939. We remain constructive on equities and believe asset allocation decisions should favor large-capitalization equities. Bonds and small-cap and mid-cap equities have outperformed the past decade, with the trailing 10-year return on the S&P 500 Index a mere 1%. Valuations are attractive at 13X 2011 earnings expectations. Fund flows, which have favored fixed income of late, are beginning to move toward equity investments and this could prove a further catalyst for share prices.

Portfolio Holdings

As a Percentage of Total Investments

Average Annual Total Return

Year Ended December 31, 2010

Inception Date	7/1/99
One Year	12.34%
Three Year	–3.92%
Five Year	2.08%
Ten Year	3.20%
Since Inception	2.78%

Expense Ratios

Gross	1.24%
With Waivers	1.24%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Diversified Stock Fund — Growth of $10,000

For the period 12/31/00 to 12/31/10

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (0.8%):
BNP Paribas Finance, Inc, 0.21% (a), 1/3/11	$321	$321
Total Commercial Paper (Amortized Cost $321)		321
Common Stocks (99.0%):
Aerospace/Defense (4.0%):
Boeing Co.	16,500	1,077
Raytheon Co.	12,100	560
		1,637
Airlines (1.4%):
Southwest Airlines Co.	43,300	562
Automotive (2.9%):
Ford Motor Co. (b)	42,900	720
PACCAR, Inc.	8,200	471
		1,191
Banks (2.9%):
JPMorgan Chase & Co.	28,200	1,196
Beverages (2.7%):
Anheuser-Busch Inbev NV, Sponsored ADR	8,800	502
Dr Pepper Snapple Group, Inc.	18,100	637
		1,139
Brokerage Services (2.6%):
Charles Schwab Corp.	62,890	1,076
Chemicals (1.0%):
Monsanto Co.	5,998	418
Commercial Services (1.7%):
Iron Mountain, Inc.	2,900	72
Paychex, Inc.	21,121	653
		725
Computers & Peripherals (2.6%):
EMC Corp. (b)	46,538	1,066
Electronics (5.3%):
General Electric Co.	60,685	1,110
Johnson Controls, Inc.	28,000	1,069
		2,179
Engineering (2.2%):
ABB Ltd., Sponsored ADR	40,000	898
Environmental Control (0.7%):
Waste Management, Inc.	8,100	299
Financial Services (3.3%):
Morgan Stanley	32,400	882
Western Union Co.	25,932	481
		1,363
Food Processing & Packaging (3.1%):
Kraft Foods, Inc., Class A	26,724	842
Nestle SA, Sponsored ADR	7,787	458
		1,300

Security Description	Shares	Value
Forest Products & Paper (1.6%):
International Paper Co.	23,900	$651
Health Care (1.4%):
Medtronic, Inc.	15,100	560
Home Builders (0.8%):
Toll Brothers, Inc. (b)	16,754	318
Insurance (5.2%):
MetLife, Inc.	23,228	1,032
The Chubb Corp.	8,300	495
The Travelers Cos., Inc.	10,852	605
		2,132
Internet Business Services (4.7%):
Google, Inc., Class A (b)	3,300	1,960
Investment Companies (0.8%):
Invesco Ltd.	14,306	344
Manufacturing — Diversified (1.3%):
Ingersoll-Rand PLC	11,800	556
Office Equipment & Supplies (2.2%):
Staples, Inc.	40,100	913
Oil & Gas Exploration — Production & Services (1.9%):
Anadarko Petroleum Corp.	7,487	570
ENSCO International PLC, Sponsored ADR	4,400	235
		805
Oil Companies — Integrated (3.7%):
Exxon Mobil Corp.	20,700	1,514
Oilfield Services & Equipment (6.7%):
Halliburton Co.	28,089	1,147
Schlumberger Ltd.	19,267	1,609
		2,756
Pharmaceuticals (7.7%):
Abbott Laboratories	10,800	518
Johnson & Johnson	6,700	414
Merck & Co., Inc.	24,400	879
Pfizer, Inc.	79,300	1,389
		3,200
Retail (2.4%):
Target Corp.	16,326	982
Retail — Department Stores (1.0%):
Macy's, Inc.	16,700	422
Retail — Specialty Stores (3.4%):
Lowe's Cos., Inc.	56,153	1,408
Software & Computer Services (7.2%):
Autodesk, Inc. (b)	13,900	531
Microsoft Corp.	43,388	1,211
Oracle Corp.	39,011	1,221
		2,963
Steel (2.2%):
Nucor Corp.	21,237	931

See notes to financial statements.

The Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2010

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Telecommunications — Services & Equipment (4.6%):
American Tower Corp., Class A (b)	10,200	$527
QUALCOMM, Inc.	27,700	1,371
		1,898
Transportation Services (2.9%):
United Parcel Service, Inc., Class B	16,831	1,222
Utilities — Electric (0.9%):
Exelon Corp.	8,600	358
Total Common Stocks (Cost $33,707)		40,942
Total Investments (Cost $34,028) — 99.8%		41,263
Other assets in excess of liabilities — 0.2%		93
NET ASSETS — 100.0%		$41,356

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

  Statement of Assets and Liabilities

The Victory Variable Insurance Funds  December 31, 2010

(Amounts in Thousands, Except Per Share Amount)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $34,028)	$41,263
Cash	50
Dividends receivable	56
Receivable for capital shares issued	3
Receivable for investments sold	68
Prepaid expenses	5
Total Assets	41,445
LIABILITIES:
Accrued expenses and other payables:
Investment advisory fees	10
Administration fees	4
Custodian fees	2
Transfer agent fees	1
Contract owner fees	30
12b-1 fees	9
Other accrued expenses	33
Total Liabilities	89
NET ASSETS:
Capital	45,227
Accumulated undistributed net investment income	7
Accumulated net realized losses from investments	(11,113)
Net unrealized appreciation on investments	7,235
Net Assets	$41,356
Shares (unlimited number of shares authorized with a par value of $0.001 per share)	4,231
Net asset value, offering price & redemption price per share (a)	$9.78

(a)  Per share amount does not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

  Statement of Operations

The Victory Variable Insurance Funds  For the Year Ended December 31, 2010

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$2
Dividend income	777
Total Income	779
Expenses:
Investment advisory fees	117
Administration fees	43
Contract owner fees	97
12b-1 fees	97
Custodian fees	16
Transfer agent fees	10
Trustees' fees	3
Legal and audit fees	58
Other expenses	39
Total Expenses	480
Expenses waived/reimbursed by Adviser	(1)
Net Expenses	479
Net Investment Income	300
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	3,694
Net change in unrealized appreciation/depreciation on investments	709
Net realized/unrealized gains from investments	4,403
Change in net assets resulting from operations	$4,703

See notes to financial statements.

The Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009
From Investment Activities:
Operations:
Net investment income	$300	$289
Net realized gains (losses) from investment transactions	3,694	(3,695)
Net change in unrealized appreciation/depreciation on investments	709	12,200
Change in net assets resulting from operations	4,703	8,794
Distributions to Shareholders:
From net investment income	(285)	(290)
Change in net assets resulting from distributions to shareholders	(285)	(290)
Change in net assets from capital transactions	(3,647)	(1,124)
Change in net assets	771	7,380
Net Assets:
Beginning of period	40,585	33,205
End of period	$41,356	$40,585
Accumulated undistributed (distributions in excess of) net investment income	$7	$(7)
Capital Transactions:
Proceeds from shares issued	$4,053	$5,923
Dividends reinvested	285	290
Cost of shares redeemed	(7,985)	(7,337)
Change in net assets from capital transactions	$(3,647)	$(1,124)
Share Transactions:
Issued	474	818
Reinvested	32	39
Redeemed	(902)	(1,002)
Change in Shares	(396)	(145)

See notes to financial statements.

The Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006
Net Asset Value, Beginning of Period	$8.77	$6.96	$13.19	$13.09	$11.92
Investment Activities:
Net investment income	0.07	0.06	0.08	0.08	0.04
Net realized and unrealized gains (losses) on investments	1.01	1.81	(4.45)	1.23	1.53
Total from Investment Activities	1.08	1.87	(4.37)	1.31	1.57
Distributions:
Net investment income	(0.07)	(0.06)	(0.08)	(0.09)	(0.04)
Net realized gains from investments	—	—	(1.78)	(1.12)	(0.36)
Total Distributions	(0.07)	(0.06)	(1.86)	(1.21)	(0.40)
Net Asset Value, End of Period	$9.78	$8.77	$6.96	$13.19	$13.09
Total Return (a)	12.34%	27.06%	(37.87)%	9.95%	13.68%
Ratios/Supplemental Data:
Net assets at end of period (000)	$41,356	$40,585	$33,205	$52,839	$49,870
Ratio of net expenses to average net assets	1.23%	1.20%	1.20%	1.24%	1.12%
Ratio of net investment income to average net assets	0.77%	0.81%	0.79%	0.57%	0.33%
Ratio of gross expenses to average net assets (b)	1.23%	1.24%	1.22%	1.24%	1.12%
Ratio of net investment income to average net assets (b)	0.77%	0.77%	0.77%	0.57%	0.33%
Portfolio turnover	91%	88%	132%	104%	107%

(a)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

  Notes to Financial Statements

The Victory Variable Insurance Funds  December 31, 2010

1.  Organization:

The Victory Variable Insurance Funds (the "Trust") was organized as a Delaware statutory trust on February 11, 1998. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of one fund: the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2010

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2010, while the breakdown, by category, of common stocks is disclosed in the Schedule of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Fund Name	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities
Diversified Stock Fund
Commercial Paper	$—	$321	$—	$321
Common Stocks	40,942	—	—	40,942
Total	$40,942	$321	$—	$41,263

The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Level 1 and 2 as of December 31, 2010.

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the fiscal year ended December 31, 2010, KeyBank received $243 thousand in total from the Trust, The Victory Portfolios and/or The Victory Institutional Funds (collectively the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Fund must maintain loan collateral from the borrower (at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations to secure the return of the loaned securities.

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

During fiscal year ended December 31, 2010, the Fund had no outstanding securities on loan.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statement of assets and liabilities.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2010

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended December 31, 2010 were as follows (in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securites	Sales of U.S. Government Securities
Diversified Stock Fund	$34,242	$37,432	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive 0.30% of the average daily net assets of the Fund.

KeyBank, serving as custodian for the Fund, receives custodian fees at annualized rates ranging from of 0.013% to 0.0025% of the Victory Trusts' average daily net assets, excluding the assets of the International Fund, International Select Fund and Global Equity Fund. The Fund reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate ranging from 0.108% to 0.065% of the aggregate net assets of the Trust and the Victory Portfolios (collectively, the "Trusts").

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust also reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the terms of the Transfer Agency Agreement, Citi receives an annual fee at a rate ranging from 0.02% to 0.005% of the aggregate net assets of the Trusts. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plan, the Fund pays the Distributor a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies. The Distributor re-allowed all except for $2 thousand to life insurance companies to provide these services.

The Fund has adopted a form of Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with KeyBank and its affiliates, and with other financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2010

The Adviser, Citi or other service providers may voluntarily waive or reimburse fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.30% on $150 million for providing the Line of Credit. For the fiscal year ended December 31, 2010, KeyCorp earned approximately $450 thousand for the Line of Credit fee. Each fund of the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan outstanding for the Fund for the fiscal year ended December 31, 2010 was $1 thousand. The average interest rate for the fiscal year ended December 31, 2010 was 1.62%. As of December 31, 2010, the Fund had no loans outstanding with KeyCorp.

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2010 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Diversified Stock Fund	$285	$—	$—	$285

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (in thousands):

	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Diversified Stock Fund	$289	$—	$1	$290

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
Diversified Stock Fund	$14	$—	$(10,874)	$6,998	$(3,862)

* The difference between the book-basis unrealized appreciation/depreciation is primarily attributable to the tax deferral of losses on wash sales.

As of December 31, 2010, the Fund had capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations of $1,913 and $8,961 (in thousands), expiring in 2016 and 2017, respectively.

During the year ended December 31, 2010, the Fund utilized $3,020 thousand of capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Diversified Stock Fund	$34,265	$7,309	$(311)	$6,998

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Victory Variable Insurance Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Variable Insurance Funds, constituting the Diversified Stock Fund (the "Fund"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights presented herein for each of the respective periods ended December 31, 2008 and prior were audited by another registered public accounting firm whose report dated February 17, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Variable Insurance Funds as of December 31, 2010, the results of its operations for the year then ended, the change in its net assets and financial highlights for the two years then ended in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
February 15, 2011

  Supplemental Information

The Victory Variable Insurance Funds  December 31, 2010

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently ten Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Institutional Funds and 23 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock, 59	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Mr. Nigel D. T. Andrews, 63	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Ms. Teresa C. Barger, 56	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (asset management) (since 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

Ms. E. Lee Beard, 59	Trustee	February 2005	Principal Owner, (since 2005) The Henlee Group, LLC (consulting); President/Owner ELB Consultants (2003-2005).	None.

Mr. John L. Kelly, 57	Trustee	May 2008	Private Investor (since 2009); Managing Director, JL Thornton & Co. (financial consultant) (2003-2009).	None.

Mr. David L. Meyer, 53	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Ms. Karen F. Shepherd, 70	Trustee	August 2002	Retired.	None.

Mr. Leigh A. Wilson, 66	Chair and Trustee	February 1998	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum.	None.

Interested Trustees.

Mr. David C. Brown, 38	Trustee	May 2008	President, Investments and Operations (since 2010) and Chief Operating Officer, the Adviser.	None.

Mr. Robert L. Wagner, 56	Trustee	December 2009	Chief Executive Officer, the Adviser.	None.

Messrs. Brown and Wagner are "Interested Persons" by reason of their relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2010

(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II, 36	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.

Mr. Derrick A. MacDonald, 40	Vice President	August 2010	Managing Director of the Adviser, Fund Administration, Technology & Operations (since 2008); Global Business Director, Avery Dennison (2004-2008).

Mr. Christopher K. Dyer, 49	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 57	Assistant Secretary	February 1998	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 42	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.

Mr. Eric B. Phipps, 39	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services at Citi Fund Services, Inc. (since 2006); Staff Accountant, United States Securities and Exchange Commission (2004-2006).

Mr. Edward J. Veilleux, 67	Chief Compliance Officer	October 2005	President, EJV Financial Services (mutual fund consulting).

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2010

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Fund voted proxies related to portfolio securities during the most recent twelve months ended June 30 is available on the Fund's website at www.victoryconnect.com and on the Security and Exchange Commission's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files its complete schedule of portfolio investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs (1) transactions costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 through December 31, 2010.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period** 7/1/10-12/31/10
Diversified Stock Fund	$1,000.00	$1,252.40	$7.04	1.24%

*Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expenses Paid During Period* 7/1/10-12/31/10	Expense Ratio During Period** 7/1/10-12/31/10
Diversified Stock Fund	$1,000.00	$1,018.95	$6.31	1.24%

*Expenses are equal to the average account value multiplied the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2010

(Unaudited)

Additional Federal Income Tax Information

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	100%

Continued

  Supplemental Information — continued

The Victory Variable Insurance Funds  December 31, 2010

(Unaudited)

Advisory Contract Renewal

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement").

The Board approved the Agreement on behalf of the Diversified Stock Fund at its regular meeting, which was called for the purpose of considering the continuation of the Agreement, on December 1, 2010 following review of the Agreement and related matters at a meeting on October 20, 2010. In determining whether it was appropriate to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel to the Fund and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the Agreement, the Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance, which it reviewed throughout the year, as a significant factor in determining whether the Agreement should be continued, and the following additional factors, among others, in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser:

• Services provided under the Agreement;

• Requirements of the Fund for the services provided by the Adviser;

• The quality of the services expected to be provided;

• The fee payable for the services and whether the fee arrangement provided for economies of scale benefits to Fund shareholders as the Fund grows;

• Total expenses of the Fund;

• The Adviser's commitments to operating the Fund at a competitive expense level;

• Profitability of the Adviser (as reflected by comparing the fee earned against the Adviser's costs) with respect to the Adviser's relationship with the Fund;

• Soft-dollar and other service benefits received by the Adviser, including, sources of revenue to affiliates of the Adviser from the Fund through custodian and administration fees;

• Capabilities and financial condition of the Adviser;

• Current economic and industry trends; and

• Historical relationship between the Fund and the Adviser.

The current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, was reviewed in the context of the Adviser's profitability from providing services to the Fund individually. In addition, the Board reviewed an analysis prepared by the Adviser, comparing the Fund's expense ratio, advisory fee and performance with a peer group of comparable mutual funds. The Board also reviewed fees that the Adviser charged for managing the assets of similarly-managed institutional accounts. The Trustees noted that because of the small size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance and expense information against a narrow group of peers selected by the Adviser, and also compared the Fund's performance against a broader group of peers and the selected benchmark index. The Board recognized that the Fund's performance is provided net of expenses, while the benchmark index is gross returns. The Board gave careful consideration to the factors and methodology used in the selection of the Fund's peer group.

The Board reviewed the following specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered, and it is presumed that each Trustee attributed different weights to various factors.

The Board considered the Fund's 0.30% annual advisory fee and determined that it was well within the range of the Fund's peers. The Board also reviewed the Fund's Class A annual expense ratio and found it to be well below the per group median. The Board then compared the Fund's performance for the one-year, three-year, five-year and ten-year periods to that of the peer group for the same periods and considered the fact that the Fund underperformed the peer group for the one-year and three-year periods, but outperformed the peer group for each of the five- and ten-year periods. The Board noted that during the four periods reviewed, the Fund had also underperformed its benchmark index in the one-year and three-year periods and the broader Morningstar average in each period other than the ten-year period.

The Board discussed the Fund's performance in detail with management, noting that prior to 2008 the portfolio had been managed through many volatile investment cycles without losses. The Board recognized that since 2008, the market had fundamentally changed in a way that was inconsistent with the investment strategy that had been successful for the Fund in prior years and considered various steps, outlined by management, being taken to adapt the Adviser's investment approach to the current market and address the recent underperformance.

Having concluded, among other things, that: (1) the Fund's advisory fee was within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total expense ratio was below that of the peer group median; (3) fundamental changes in the market since 2008 were the primary reasons for the Fund's poor performance; and (4) management was actively addressing the recent underperformance, the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to the Fund.

General Conclusions:

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

• The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

• The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Fund and the Fund's historic performance, including the continuous management of an identical investment company portfolio for the past 20 years by the current portfolio manager with positive net performance in most of those years;

• The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

• The Adviser's continuing efforts to enhance investment results by committing the necessary resources and management programs; and

• The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Call Victory at: 800-539-FUND (800-539-3863)	Visit our web site at: www.VictoryConnect.com

1AR-VVIF 2/10

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2010	2009
Audit Fees(1)	$20,000	$18,514
Audit-Related Fees(2)	$3,500	$3,500
Tax Fees(3)	$4,500	$4,500
All Other Fees(4)	$0	$0

(1)           Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. For the fiscal year ended December 31, 2010, the audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.  For the fiscal year ended December 31, 2009, the audit fees billed for professional services by Ernst & Young LLP and PricewaterhouseCoopers LLP for audit compliance, audit advice and audit planning were $18,500 and $14, respectively.

(2)           Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)           Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4)           For fiscal years ended December 31, 2010 and December 31, 2009, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for both 2010 and 2009 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the registrants analysis of complex securities.

(e)(1) The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services.  The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2)  There were no services performed under Rule 2.01 (c) (7) (I) (C)

(f) Not applicable

(g)

2010	$4,500
2009	$4,500

(h)The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	February 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo II
Michael Policarpo II, President

Date	February 15, 2011

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	February 15, 2011

* Print the name and title of each signing officer under his or her signature.